UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                 December 23, 2002

PRACTICEWORKS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-16079	52-2259090

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1765 The Exchange
Suite 200
Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(770) 850-5006

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

This filing amends the Company’s Current Report on Form 8-K dated December 23, 2002 regarding the Company’s acquisition of Trex Medical France SA by adding the financial statements of the acquired business as required by Item 7(a) and the pro forma financial information required by Item 7(b).

A.  Financial Statements of Businesses Acquired

            The following consolidated financial statements and notes thereto of Trex Medical France SA are filed with this report as Exhibit 99.1:

(i)	Audited balance sheets as of September 30, 2002 and 2001.
(ii)	Audited statements of operations, shareholders' equity and cash flow for the three years ended September 30, 2002.

B.  Pro Forma Financial Information

            The following pro forma financial information and notes thereto are filed with this report as Exhibit 99.2:

(i)	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2002.
(ii)	Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 and the nine months ended September 30, 2002.

C.   Exhibits

            The following exhibits are filed with this report:

23.1	Consent of Independent Auditors
99.1	Trex Medical France SA audited financial statements and notes thereto as of September 30, 2002 and 2001 and the three years then ended.
99.2	Unaudited pro forma condensed consolidated financial statements, and notes thereto, of PracticeWorks, Inc. as of September 30, 2002, the year ended December 31, 2001 and the nine months ended September 30, 2002.

___________________________
*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amended Report to be signed on its behalf by the undersigned hereunto duly authorized.

PRACTICEWORKS, INC.

By: /s/ James K. Price

James K. Price, Chief Executive Officer
and President

Dated: February 6, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of Independent Auditors
99.1	Trex Medical France SA audited financial statements and notes thereto as of September 30, 2002 and 2001 and the three years then ended.
99.2	Unaudited pro forma condensed consolidated financial statements, and notes thereto, of PracticeWorks, Inc. as of September 30, 2002, the year ended December 31, 2001 and the nine months ended September 30, 2002.

_____________________________
* Previously filed